UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2014

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Stockholders was held on April 15, 2014. Proxies for the meeting were solicited by us pursuant to Regulation 14A under the Securities Act of 1934. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement.

All of management’s nominees were elected to the Board of Directors.

The advisory vote on executive compensation was approved.

The amendments to our Certificate of Incorporation and/or By-Laws to eliminate

•	supermajority voting requirements for certain business combinations,

•	supermajority voting requirements to remove a director without cause, and

•	supermajority voting requirement to make certain amendments to our By-Laws failed to receive the required affirmative vote of 80% of the number of shares outstanding and eligible to vote and were not approved.

The appointment of Deloitte & Touche LLP as Independent Auditor was ratified.

Final results of the voting are provided below:

Proposal 1:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors

Terms expiring in 2015
Albert R. Gamper, Jr.	369,729,024	4,793,690	2,349,280	73,587,487
William V. Hickey	371,273,245	3,310,942	2,287,807	73,587,487
Ralph Izzo	361,986,108	8,860,324	6,025,562	73,587,487
Shirley Ann Jackson	350,025,650	24,567,436	2,278,908	73,587,487
David Lilley	371,969,210	2,557,909	2,344,875	73,587,487
Thomas A. Renyi	366,354,325	8,166,048	2,351,621	73,587,487
Hak Cheol Shin	371,663,392	2,803,430	2,405,172	73,587,487
Richard J.Swift	353,279,307	21,209,810	2,382,877	73,587,487
Susan Tomasky	371,877,408	2,720,346	2,274,240	73,587,487
Alfred W. Zollar	372,376,664	2,177,358	2,317,972	73,587,487

Proposal 2:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	355,065,144	17,220,508	4,586,342	73,587,487

Proposal 3(a):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendment to Eliminate Supermajority for Certain Business Combinations	366,767,136	6,312,006	3,792,144	73,588,195

Proposal 3(b):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendment to Eliminate Supermajority to Remove a Director Without Cause	367,375,061	5,785,881	3,710,344	73,588,195

Proposal 3(c):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendment to Eliminate Supermajority to Make Certain Amendments to By-Laws	366,532,486	6,599,478	3,739,322	73,588,195

Proposal 4:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor	440,889,817	6,546,246	3,023,418	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: April 17, 2014

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